RASC 2004-KS8                                         BANK OF AMERICA SECURITIES
Loan Group I
Fixed Rate Collateral


$167,856,918.42

1. Credit Score Range

-------------------------------------------------------------------------------------------------------------------------
Credit Score Range        Full Doc             Reduced Doc         All Docs            Avg Prin Bal           Current LTV
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Not Available                 0.23%               0.00%               0.23%              55,231.45                  71.79
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
1 - 499                       0.10%               0.00%               0.10%              55,095.60                  61.82
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
500 - 519                     0.24%               0.00%               0.24%              79,893.97                  71.19
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
520 - 539                     1.42%               0.00%               1.42%              99,251.11                  71.13
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
540 - 559                     3.64%               0.56%               4.20%              95,317.52                  70.89
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
560 - 579                     5.34%               0.34%               5.68%              86,634.16                  78.11
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
580 - 599                     6.51%               0.88%               7.39%              84,972.00                  78.13
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
600 - 619                    14.92%               1.34%              16.26%              91,880.41                  83.21
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
620 - 639                    20.48%               2.02%              22.50%             110,117.78                  83.42
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
640 - 659                    12.60%               2.96%              15.56%             107,059.54                  80.63
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
660 - 679                     8.47%               1.35%               9.82%             106,378.06                  83.12
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
680 - 699                     4.83%               0.86%               5.69%             113,792.11                  84.44
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
700 - 719                     3.42%               0.68%               4.09%             129,591.86                  81.02
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
720 - 739                     3.36%               0.38%               3.75%             142,968.78                  79.25
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
740 - 759                     1.52%               0.00%               1.52%             102,295.44                  85.74
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
760 or greater                1.54%               0.00%               1.54%             136,285.48                  80.29
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Total:                       88.62%              11.38%             100.00%             102,790.52                  81.24
--------------------------------------------------------------------------------------------------------------------------





2. Current Loan-to-Value Ratio (%)

------------------------------------------------------------------------------------------------------------------------------------
Current Loan-to-
Value Ratio (%)       Fico NA    499 or less   500 - 550    551 - 600   601 - 650   651 - 700    701 - 750   751 - 800      Total
------------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00           0.00%       0.00%         0.24%        1.15%       1.37%        0.86%        0.13%      0.15%        3.90%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00          0.02%       0.04%         0.62%        0.93%       1.78%        0.49%        0.17%      0.04%        4.09%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00          0.12%       0.06%         0.69%        1.55%       3.38%        1.25%        1.52%      0.18%        8.75%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00          0.05%       0.00%         1.49%        6.11%      15.00%        7.81%        2.63%      0.50%       33.57%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00          0.04%       0.00%         0.44%        5.00%      17.51%        6.92%        2.96%      0.94%       33.82%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00         0.00%       0.00%         0.05%        1.03%       8.77%        4.50%        1.19%      0.33%       15.87%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 0.23%       0.10%         3.52%       15.76%      47.81%       21.83%        8.60%      2.15%      100.00%
-----------------------------------------------------------------------------------------------------------------------------------

(CONT'D)

-------------------------------------------

Current LTV           WAC       Gross Margin
-------------------------------------------
------------------------------------------
   41.53             7.387             N/A
-------------------------------------------
------------------------------------------
    56.7             7.531             N/A
-------------------------------------------
------------------------------------------
   66.84             6.952             N/A
-------------------------------------------
------------------------------------------
   78.22             7.218             N/A
-------------------------------------------
------------------------------------------
   87.59             7.258             N/A
-------------------------------------------
------------------------------------------
   98.15             8.826             N/A
-------------------------------------------
------------------------------------------
   81.24             7.483             N/A
-------------------------------------------




3. Original Mortgage Loan Balance ($)

------------------------------------------------------------------------------------------------------------------------------------
Original Mortgage Loan Balance ($)       Fico NA             499 or less              500 - 550               551 - 600
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
1 - 50,000                                0.11%                   0.04%                 0.27%                  1.28%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
50,001 - 100,000                          0.12%                   0.06%                 1.23%                  5.06%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
100,001 - 150,000                         0.00%                   0.00%                 0.65%                  4.40%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
150,001 - 200,000                         0.00%                   0.00%                 0.50%                  2.09%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
200,001 - 250,000                         0.00%                   0.00%                 0.50%                  1.58%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
250,001 - 300,000                         0.00%                   0.00%                 0.16%                  0.96%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
300,001 - 350,000                         0.00%                   0.00%                 0.20%                  0.40%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
350,001 - 400,000                         0.00%                   0.00%                 0.00%                  0.00%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
400,001 - 450,000                         0.00%                   0.00%                 0.00%                  0.00%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
450,001 - 500,000                         0.00%                   0.00%                 0.00%                  0.00%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
500,001 - 550,000                         0.00%                   0.00%                 0.00%                  0.00%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    0.23%                   0.10%                 3.52%                 15.76%
------------------------------------------------------------------------------------------------------------------------------------




(CONT'D)

------------------------------------------------------------------------------------------------------------
 601 - 650        651 - 700        701 - 750    751 - 800          Total     Current LTV       Gross Margin
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  4.46%             1.82%            0.45%      0.23%              8.67%        89.99             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 10.27%             4.50%            1.57%      0.14%             22.95%        78.73             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  9.52%             4.93%            1.25%      0.37%             21.13%        80.14             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  7.38%             3.57%            1.23%      0.18%             14.96%        80.59             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  4.71%             3.17%            1.55%      0.14%             11.65%        80.63             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  2.77%             1.11%            0.00%      0.32%              5.31%        81.44             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  2.55%             0.78%            0.58%      0.19%              4.69%        79.97             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  1.80%             0.67%            0.69%      0.00%              3.16%        82.84             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  2.55%             1.01%            0.99%      0.25%              4.81%        81.87             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  1.15%             0.27%            0.29%      0.00%              1.71%         86.1             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  0.64%             0.00%            0.00%      0.31%              0.95%        92.29             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 47.81%            21.83%            8.60%      2.15%            100.00%        81.24             N/A
------------------------------------------------------------------------------------------------------------



4. Prepayment Penalty Term

--------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term         Loan Count        Fico NA        499 or less       500 - 550        551 - 600         601 - 650
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
0                                 641             0.11%              0.01%          1.37%            5.28%             15.69%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
6                                   3             0.00%              0.00%          0.00%            0.00%              0.12%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
12                                 86             0.00%              0.00%          0.26%            1.14%              3.23%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
24                                134             0.03%              0.06%          0.23%            1.16%              3.09%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
36                                757             0.09%              0.02%          1.59%            8.09%             25.43%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
60                                 12             0.00%              0.00%          0.06%            0.10%              0.24%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Total:                           1633             0.23%              0.10%          3.52%           15.76%             47.81%
--------------------------------------------------------------------------------------------------------------------------------


(CONT'D)
-----------------------------------------------------------------------------------------------------------------------------
651 - 700    701 - 750         751 - 800           Total         Current LTV         WAC      Gross Margin       Avg Prin Bal
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  5.94%       1.54%              0.72%            30.68%           81.46           8.015            0              80,336.16
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  0.02%       0.00%              0.00%             0.15%           91.18            8.76            0              82,216.08
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  1.78%       0.71%              0.57%             7.69%           77.38           6.912            0             150,056.67
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  1.44%       0.65%              0.10%             6.76%           83.74            7.89            0              84,649.44
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 12.62%       5.70%              0.76%            54.30%           81.42             7.2            0             120,394.40
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  0.03%       0.00%              0.00%             0.43%           69.12           8.587            0              60,694.27
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 21.83%         ###              2.15%           100.00%           81.24           7.483            0             102,790.52
-----------------------------------------------------------------------------------------------------------------------------



5. Mortgage Rates (%)

-------------------------------------------------------------------------------------------------------------------------------
Mortgage Rates (%)      Fico NA      499 or less       500 - 550       551 - 600       601 - 650      651 - 700    701 - 750
-------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999           0.00%            0.00%           0.00%          0.00%           0.54%           0.10%        0.15%
-------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499           0.00%            0.00%           0.00%          0.00%           0.60%           0.48%        0.18%
-------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999           0.00%            0.00%           0.00%          0.27%           2.47%           1.26%        1.58%
-------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499           0.00%            0.00%           0.25%          1.16%           6.96%           4.41%        2.62%
-------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999           0.00%            0.00%           0.35%          1.54%          11.77%           6.57%        1.43%
-------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499           0.00%            0.00%           0.33%          1.24%           4.27%           1.93%        0.89%
-------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999           0.00%            0.00%           0.84%          2.77%           6.11%           2.04%        0.62%
-------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499           0.00%            0.00%           0.59%          1.97%           4.32%           1.79%        0.68%
-------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999           0.09%            0.06%           0.33%          2.38%           4.60%           1.64%        0.25%
-------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499           0.03%            0.00%           0.35%          1.33%           2.24%           0.74%        0.13%
-------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999           0.04%            0.00%           0.17%          1.64%           1.70%           0.59%        0.06%
-------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499         0.03%            0.00%           0.09%          0.45%           1.04%           0.12%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999         0.05%            0.00%           0.09%          0.36%           0.60%           0.01%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.499         0.00%            0.00%           0.08%          0.11%           0.16%           0.10%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.999         0.00%            0.02%           0.00%          0.28%           0.31%           0.07%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.499         0.00%            0.01%           0.04%          0.04%           0.06%           0.00%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
12.500 - 12.999         0.00%            0.00%           0.00%          0.03%           0.07%           0.00%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
13.000 - 13.499         0.00%            0.00%           0.00%          0.01%           0.00%           0.00%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
13.500 - 13.999         0.00%            0.00%           0.02%          0.17%           0.00%           0.00%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
Total:                  0.23%            0.10%           3.52%         15.76%          47.81%          21.83%        8.60%
-------------------------------------------------------------------------------------------------------------------------------

(CONT'D)
-----------------------------------------------------------------------------------
751 - 800      Total       Current LTV        WAC     Gross Margin     Avg Prin Bal
-----------------------------------------------------------------------------------
 0.00%          0.78%          69.87         4.99             0         261,507.37
-----------------------------------------------------------------------------------
 0.07%          1.33%          70.29        5.339             0         223,538.43
-----------------------------------------------------------------------------------
 0.83%          6.42%           78.1        5.812             0         203,394.19
-----------------------------------------------------------------------------------
 0.55%         15.96%          78.29        6.238             0         186,029.80
-----------------------------------------------------------------------------------
 0.36%         22.03%          81.71        6.733             0         159,357.99
-----------------------------------------------------------------------------------
 0.07%          8.73%          79.22        7.199             0         127,352.98
-----------------------------------------------------------------------------------
 0.15%         12.53%          78.98        7.706             0         105,726.32
-----------------------------------------------------------------------------------
 0.07%          9.41%          84.11        8.195             0          92,947.75
-----------------------------------------------------------------------------------
 0.04%          9.38%          80.89        8.737             0          76,443.50
-----------------------------------------------------------------------------------
 0.00%          4.81%          87.41        9.214             0          56,109.17
-----------------------------------------------------------------------------------
 0.00%          4.20%          87.79        9.728             0          51,421.88
-----------------------------------------------------------------------------------
 0.01%          1.73%          91.68       10.228             0          39,266.39
-----------------------------------------------------------------------------------
 0.00%          1.10%          91.01       10.696             0          33,543.57
-----------------------------------------------------------------------------------
 0.00%          0.46%          88.23       11.177             0          40,377.91
-----------------------------------------------------------------------------------
 0.00%          0.68%           92.6       11.748             0          33,596.66
-----------------------------------------------------------------------------------
 0.00%          0.16%          85.58       12.262             0          29,662.14
-----------------------------------------------------------------------------------
 0.00%          0.10%          98.61         12.5             0          26,763.33
-----------------------------------------------------------------------------------
 0.00%          0.01%            100        13.19             0          10,000.00
-----------------------------------------------------------------------------------
 0.00%          0.19%            100       13.727             0          15,950.90
-----------------------------------------------------------------------------------
 2.15%        100.00%          81.24        7.483             0         102,790.52
-----------------------------------------------------------------------------------



6. Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
Mortgage Rates (%)   Current LTV 0.01 - 50.00     50.01 - 60.00    60.01 - 70.00     70.01 - 80.00    80.01 - 90.00   90.01 - 100.00
------------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999              0.00%                   0.00%              0.68%           0.10%            0.00%             0.00%
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499              0.07%                   0.20%              0.21%           0.85%            0.00%             0.00%
------------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999              0.18%                   0.09%              1.30%           2.31%            2.17%             0.38%
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499              0.88%                   0.49%              1.32%           7.23%            5.57%             0.46%
------------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999              0.66%                   0.90%              1.45%           6.60%           11.02%             1.40%
------------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499              0.29%                   0.59%              1.10%           2.66%            3.11%             0.98%
------------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999              0.64%                   0.52%              0.88%           5.66%            3.87%             0.97%
------------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499              0.34%                   0.35%              0.59%           2.34%            3.26%             2.53%
------------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999              0.57%                   0.34%              0.64%           3.45%            2.37%             2.01%
------------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499              0.10%                   0.20%              0.15%           1.17%            0.94%             2.26%
------------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999              0.10%                   0.17%              0.21%           0.86%            0.91%             1.95%
------------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499            0.00%                   0.04%              0.13%           0.24%            0.22%             1.09%
------------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999            0.04%                   0.07%              0.03%           0.02%            0.17%             0.76%
------------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.499            0.02%                   0.02%              0.00%           0.10%            0.11%             0.21%
------------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.999            0.00%                   0.04%              0.06%           0.00%            0.10%             0.48%
------------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.499            0.00%                   0.06%              0.00%           0.00%            0.00%             0.10%
------------------------------------------------------------------------------------------------------------------------------------
12.500 - 12.999            0.00%                   0.00%              0.00%           0.00%            0.00%             0.10%
------------------------------------------------------------------------------------------------------------------------------------
13.000 - 13.499            0.00%                   0.00%              0.00%           0.00%            0.00%             0.01%
------------------------------------------------------------------------------------------------------------------------------------
13.500 - 13.999            0.00%                   0.00%              0.00%           0.00%            0.00%             0.19%
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3.90%                   4.09%              8.75%          33.57%           33.82%            15.87%
------------------------------------------------------------------------------------------------------------------------------------


(CONT'D)

------------------------------------------
       Total       FICO       Avg Prin Bal
------------------------------------------
       0.78%        646        261,507.37
------------------------------------------
       1.33%        674        223,538.43
------------------------------------------
       6.42%        677        203,394.19
------------------------------------------
      15.96%        655        186,029.80
------------------------------------------
      22.03%        643        159,357.99
------------------------------------------
       8.73%        637        127,352.98
------------------------------------------
      12.53%        623        105,726.32
------------------------------------------
       9.41%        624         92,947.75
------------------------------------------
       9.38%        619         76,443.50
------------------------------------------
       4.81%        615         56,109.17
------------------------------------------
       4.20%        610         51,421.88
------------------------------------------
       1.73%        608         39,266.39
------------------------------------------
       1.10%        602         33,543.57
------------------------------------------
       0.46%        606         40,377.91
------------------------------------------
       0.68%        609         33,596.66
------------------------------------------
       0.16%        574         29,662.14
------------------------------------------
       0.10%        607         26,763.33
------------------------------------------
       0.01%        571         10,000.00
------------------------------------------
       0.19%        570         15,950.90
------------------------------------------
     100.00%        636        102,790.52
------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

RASC 2004-KS8                                         BANK OF AMERICA SECURITIES
Loan Group I
Adjustable Rate Collateral


$339,344,619.13



1. Credit Score Range

----------------------------------------------------------------------------------------
Credit Score Range         Full Doc    Reduced Doc  All Docs    Avg Prin Bal Current LTV
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Not Available                   0.17%      0.10%         0.27%   93,262.70        71.20
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
1 - 499                         0.19%      0.00%         0.19%   91,093.06        58.21
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
500 - 519                       0.42%      0.00%         0.42%  118,238.73        61.83
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
520 - 539                       2.81%      0.23%         3.05%  123,017.88        71.35
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
540 - 559                       5.77%      0.43%         6.20%  123,784.89        75.43
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
560 - 579                       8.91%      0.60%         9.51%  131,746.23        81.60
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
580 - 599                      11.01%      1.08%        12.09%  132,729.41        81.94
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
600 - 619                      15.97%      3.82%        19.79%  144,392.61        82.67
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
620 - 639                      13.36%      4.41%        17.78%  144,316.09        84.23
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
640 - 659                       9.33%      4.05%        13.37%  160,939.89        82.70
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
660 - 679                       5.44%      1.62%         7.06%  156,683.88        83.64
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
680 - 699                       3.05%      1.58%         4.63%  154,039.71        83.56
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
700 - 719                       1.27%      0.98%         2.26%  141,844.16        80.86
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
720 - 739                       1.31%      0.22%         1.53%  140,763.34        85.33
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
740 - 759                       0.57%      0.61%         1.19%  167,553.45        81.20
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
760 or greater                  0.52%      0.15%         0.67%  150,786.19        84.18
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Total:                         80.11%     19.89%       100.00%  142,163.64        81.91
----------------------------------------------------------------------------------------


2. Current Loan-to-Value Ratio (%)

-----------------------------------------------------------------------------------------------------------------------------------
Current Loan-to-Value Ratio(%)  FICO NA  499 or less  500 - 550    551 - 600   601 - 650     651 - 700      701 - 750    751 - 800
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                    0.01%      0.08%         0.42%       0.62%        0.47%          0.08%          0.05%        0.00%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00                   0.02%      0.03%         0.72%       0.40%        0.91%          0.31%          0.03%        0.00%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00                   0.13%      0.05%         1.85%       1.88%        2.66%          0.57%          0.21%        0.18%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00                   0.08%      0.02%         2.57%       9.10%       18.75%          7.30%          2.15%        0.37%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00                   0.04%      0.00%         1.22%      13.23%       13.81%          5.92%          1.49%        0.32%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00                  0.00%      0.00%         0.00%       0.16%        8.64%          2.42%          0.54%        0.04%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          0.27%      0.19%         6.78%      25.40%       45.25%         16.60%          4.47%        0.90%
-----------------------------------------------------------------------------------------------------------------------------------



CONT'D


----------------------------------------------------------------------
 801 and above      Total      Current LTV       WAC      Gross Margin
----------------------------------------------------------------------
----------------------------------------------------------------------
          0.00%         1.73%          41.52        7.233       7.204
----------------------------------------------------------------------
----------------------------------------------------------------------
          0.00%         2.43%           56.7        7.175       7.105
----------------------------------------------------------------------
----------------------------------------------------------------------
          0.00%         7.53%          67.02        7.286       7.137
----------------------------------------------------------------------
----------------------------------------------------------------------
          0.05%        40.38%          78.71        6.787       6.578
----------------------------------------------------------------------
----------------------------------------------------------------------
          0.00%        36.03%          87.72        7.182       6.866
----------------------------------------------------------------------
----------------------------------------------------------------------
          0.09%        11.90%          95.57        7.266       6.941
----------------------------------------------------------------------
----------------------------------------------------------------------
          0.14%       100.00%          81.91        7.041       6.791
----------------------------------------------------------------------


3. Original Mortgage Loan Balance ($)

----------------------------------------------------------------------------------------------------------------------
Original Mortgage Loan        Fico NA    499 or less  500 - 550    551 - 600   601 - 650     651 - 700      701 - 750
Balance ($)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
1 - 50,000                      0.01%      0.00%         0.10%       0.13%        0.07%          0.03%          0.03%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
50,001 - 100,000                0.11%      0.12%         1.89%       5.55%        7.31%          1.77%          0.52%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
100,001 - 150,000               0.16%      0.07%         1.41%       6.01%        9.73%          3.77%          1.36%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
150,001 - 200,000               0.00%      0.00%         2.06%       7.48%       14.10%          5.41%          1.34%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
200,001 - 250,000               0.00%      0.00%         0.52%       2.50%        5.07%          1.91%          0.26%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
250,001 - 300,000               0.00%      0.00%         0.49%       1.43%        3.97%          1.95%          0.49%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
300,001 - 350,000               0.00%      0.00%         0.19%       1.52%        3.69%          1.11%          0.38%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
350,001 - 400,000               0.00%      0.00%         0.12%       0.78%        1.01%          0.23%          0.10%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
400,001 - 450,000               0.00%      0.00%         0.00%       0.00%        0.00%          0.12%          0.00%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
450,001 - 500,000               0.00%      0.00%         0.00%       0.00%        0.15%          0.15%          0.00%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
500,001 - 550,000               0.00%      0.00%         0.00%       0.00%        0.15%          0.15%          0.00%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Total:                          0.27%      0.19%         6.78%      25.40%       45.25%         16.60%          4.47%
----------------------------------------------------------------------------------------------------------------------

CONT'D
----------------------------------------------------------------------------
751 - 800    801 and above     Total     Current LTV     WAC    Gross Margin
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       0.00%         0.00%       0.37%      68.05        7.867        7.425
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       0.09%         0.00%      17.36%      80.37        7.579        7.384
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       0.18%         0.00%      22.69%      81.26        7.175        6.917
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       0.39%         0.05%      30.83%      82.59        6.978        6.709
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       0.06%         0.00%      10.33%      83.26        6.872        6.547
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       0.18%         0.00%       8.49%      80.48        6.758        6.554
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       0.00%         0.09%       6.97%      84.92        6.530         6.35
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       0.00%         0.00%       2.24%      82.51        6.162        5.939
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       0.00%         0.00%       0.12%      80.00        4.990         4.14
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       0.00%         0.00%       0.29%      84.00        5.800        5.495
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       0.00%         0.00%       0.31%      84.49        5.700          4.6
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       0.90%         0.14%     100.00%      81.91        7.041        6.791
----------------------------------------------------------------------------



4. Prepayment Penalty Term

----------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term  Loan Count    Fico NA    499 or less   500 - 550   551 - 600     601 - 650      651 - 700
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
0                                 861      0.06%         0.09%       2.46%        7.87%         15.92%          5.58%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
6                                   2      0.00%         0.00%       0.00%        0.02%          0.04%          0.00%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
12                                110      0.00%         0.00%       0.18%        1.41%          2.36%          1.22%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
24                               1108      0.22%         0.09%       3.23%       13.03%         21.89%          7.62%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
30                                  1      0.00%         0.00%       0.00%        0.00%          0.00%          0.07%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
36                                302      0.00%         0.00%       0.92%        3.07%          4.95%          2.11%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
60                                  3      0.00%         0.00%       0.00%        0.00%          0.08%          0.00%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Total:                           2387      0.27%         0.19%       6.78%       25.40%         45.25%         16.60%
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
751 - 800   801 and above     Total      Current LTV      WAC      Gross Margin Avg Prin Bal
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
      0.36%         0.00%         33.46%        81.23        7.236       6.977     131,875.27
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
      0.00%         0.00%          0.06%         88.7        7.104       6.225     101,350.00
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
      0.03%         0.00%          5.55%        83.08        7.091       6.763     171,073.86
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
      0.39%         0.14%         49.32%        82.09        6.873       6.594     151,042.90
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
      0.00%         0.00%          0.07%           95          6.5           7     251,522.42
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
      0.13%         0.00%         11.46%        82.34        7.172       7.107     128,755.86
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
      0.00%         0.00%          0.08%        92.42        7.504       6.982      95,953.61
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
      0.90%         0.14%        100.00%        81.91        7.041       6.791     142,163.64
----------------------------------------------------------------------------------------------



5. Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------
Mortgage Rates (%)        Fico NA     499 or less  500 - 550    551 - 600   601 - 650     651 - 700      701 - 750
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                   0.00%      0.00%         0.00%       0.00%        0.13%          0.00%          0.05%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                   0.00%      0.00%         0.00%       0.00%        0.70%          0.52%          0.26%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                   0.00%      0.00%         0.03%       0.25%        1.97%          1.36%          0.06%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                   0.00%      0.00%         0.00%       1.09%        4.64%          2.07%          0.85%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                   0.00%      0.00%         0.09%       1.78%        4.74%          2.48%          0.93%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                   0.02%      0.00%         1.29%       5.38%       11.53%          4.77%          1.01%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
7.000 - 7.499                   0.03%      0.00%         0.85%       4.61%        8.64%          3.38%          0.79%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
7.500 - 7.999                   0.16%      0.02%         1.57%       6.19%        9.10%          1.21%          0.51%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
8.000 - 8.499                   0.02%      0.00%         1.34%       3.01%        2.74%          0.64%          0.02%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                   0.04%      0.03%         0.69%       2.13%        0.86%          0.09%          0.00%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
9.000 - 9.499                   0.00%      0.09%         0.38%       0.54%        0.04%          0.07%          0.00%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                   0.01%      0.00%         0.46%       0.30%        0.06%          0.00%          0.00%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
10.000 - 10.499                 0.00%      0.00%         0.08%       0.10%        0.02%          0.00%          0.00%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                 0.00%      0.05%         0.01%       0.00%        0.05%          0.00%          0.00%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
11.000 - 11.499                 0.00%      0.00%         0.00%       0.02%        0.00%          0.02%          0.00%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Total:                          0.27%      0.19%         6.78%      25.40%       45.25%         16.60%          4.47%
----------------------------------------------------------------------------------------------------------------------

CONT'D

-------------------------------------------------------------------------------------------------
   751 - 800    801 and above     Total      Current LTV       WAC      Gross Margin Avg Prin Bal
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.00%         0.00%         0.18%          81.31        4.427        3.577  201,706.67
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.00%         0.00%         1.49%          80.65        4.861        4.352  219,269.35
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.17%         0.00%         3.84%          80.27        5.268        4.944  220,708.99
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.02%         0.00%         8.66%          80.34        5.745        5.524  189,669.19
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.16%         0.00%        10.17%          81.30         6.25         5.89  161,261.34
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.22%         0.14%        24.36%          81.18         6.75        6.607  149,475.42
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.24%         0.00%        18.55%          82.24        7.213        6.967  135,922.63
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.09%         0.00%        18.85%          84.49        7.709        7.492  130,265.39
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.00%         0.00%         7.77%          82.73        8.199        7.862  120,349.99
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.00%         0.00%         3.84%          82.72        8.685        8.334  110,440.10
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.00%         0.00%         1.13%           75.3        9.149        8.764   91,314.34
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.00%         0.00%         0.83%          73.85        9.721        9.262   82,341.64
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.00%         0.00%         0.20%          70.42       10.233         9.65   97,897.72
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.00%         0.00%         0.12%          64.78       10.613         8.53   98,070.94
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.00%         0.00%         0.03%          65.41       11.235       10.735   56,230.94
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.90%         0.14%       100.00%          81.91        7.041        6.791  142,163.64
-------------------------------------------------------------------------------------------------




6. Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
Mortgage Rates (%)  Current LTV
                0.01 - 50.00  50.01 - 60.00  60.01 - 70.00 70.01 - 80.00 80.01 - 90.00  90.01 - 100.00   Total   FICO  Avg Prin Bal
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499        0.00%      0.00%         0.00%       0.13%        0.05%          0.00%           0.18%      647      201,706.67
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999        0.00%      0.00%         0.04%       1.23%        0.21%          0.00%           1.49%      660      219,269.35
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499        0.00%      0.00%         0.24%       2.88%        0.71%          0.00%           3.84%      646      220,708.99
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999        0.24%      0.25%         0.47%       4.62%        2.56%          0.53%           8.66%      642      189,669.19
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499        0.25%      0.46%         0.44%       4.02%        3.73%          1.27%          10.17%      638      161,261.34
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999        0.31%      0.73%         1.89%      10.79%        8.41%          2.22%          24.36%      626      149,475.42
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499        0.36%      0.20%         1.72%       7.17%        6.62%          2.49%          18.55%      623      135,922.63
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999        0.10%      0.25%         1.18%       6.05%        7.31%          3.96%          18.85%      607      130,265.39
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499        0.19%      0.15%         0.56%       2.35%        3.49%          1.04%           7.77%      593      120,349.99
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999        0.14%      0.09%         0.30%       0.80%        2.19%          0.32%           3.84%      579      110,440.10
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499        0.07%      0.08%         0.33%       0.21%        0.38%          0.05%           1.13%      559       91,314.34
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999        0.06%      0.17%         0.13%       0.12%        0.33%          0.02%           0.83%      554       82,341.64
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499      0.00%      0.05%         0.11%       0.00%        0.05%          0.00%           0.20%      553       97,897.72
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999      0.01%      0.00%         0.11%       0.00%        0.00%          0.00%           0.12%      549       98,070.94
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.499      0.00%      0.02%         0.02%       0.00%        0.00%          0.00%           0.03%      608       56,230.94
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total:               1.73%      2.43%         7.53%      40.38%       36.03%         11.90%         100.00%      620      142,163.64
------------------------------------------------------------------------------------------------------------------------------------





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the
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